SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2004

ADVANCED MARKETING SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16002 (Commission File Number)	95-3768341 (I.R.S. Employer Identification No.)

5880 Oberlin Drive San Diego, California (Address of principal executive offices)	92121 (Zip Code)

Registrant’s telephone number, including area code: (858) 457-2500

N/A
(Former name or former address, if changed since last report)

Item 7(c). EXHIBIT
Item 9. REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT 99.1

Item 7(c).      EXHIBIT

Exhibit 99.1 Public announcement of Advanced Marketing Services, Inc., dated June 14, 2004.

Item 9.      REGULATION FD DISCLOSURE

     On June 14, 2004, Advanced Marketing Services, Inc. (the “Company”), a Delaware corporation, issued a public announcement, which is incorporated into this Item 9 by reference, announcing the delay of the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2004.

     A copy of the public announcement is attached to this Current Report as Exhibit 99.1.

     The information in this Current Report and the exhibit attached to this Current Report as Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that Section nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Act of 1934, except as shall be expressly stated by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MARKETING SERVICES, INC.

Date: June 14, 2004	By:	/s/ Charles C. Tillinghast

Charles C. Tillinghast President & Chief Executive Officer